BLACKROCK SERIES FUND, INC.

BlackRock Global Allocation Portfolio

(the “Fund”)

Supplement dated April 18, 2019 to the Statement of Additional Information (“SAI”) of the Fund,

dated May 1, 2018

Effective April 1, 2019, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Portfolios and Accounts Managed — Global Allocation Portfolio” is deleted in its entirety and replaced with the following:

Global Allocation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder*	13 $57.83 Billion	20 $17.56 Billion	11 $6.44 Billion	0 $0	0 $0	3 $390.1 Million
Dan Chamby, CFA	8 $56.11 Billion	4 $21.82 Billion	3 $0.08 Million	0 $0	1 $790.9 Million	0 $0
Russ Koesterich, CFA, JD	8 $56.11 Billion	4 $21.82 Billion	3 $0.08 Million	0 $0	1 $790.9 Million	0 $0
David Clayton, CFA, JD	6 $56.10 Billion	4 $21.82 Billion	0 $0	0 $0	1 $790.9 Million	0 $0

*	Information provided for Mr. Rieder is as of February 28, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. Rieder, Chamby, Koesterich and Clayton with respect to Global Allocation Portfolio is as of April 1, 2019.

The sub-section entitled “Discretionary Incentive Compensation” with respect to the portfolio managers of the Fund is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Messrs. Rieder, Chamby, Koesterich and Clayton

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Performance is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. In most cases, benchmarks are the same as the benchmark or benchmarks against which the performance of Global Allocation Portfolio or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolio and other accounts managed by each portfolio manager relative to the various benchmarks. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Portfolio and other accounts are: a combination of S&P 500 Index, FTSE World ex-US Index, ICE BofAML Current 5-Year U.S. Treasury Index and FTSE Non-U.S. Dollar World Government Bond Index.

The sub-section entitled “Portfolio Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of the fiscal year ended December 31, 2017.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Dan Chamby, CFA	Global Allocation Portfolio	None
David Clayton, CFA, JD	Global Allocation Portfolio	None
Travis Cooke, CFA	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None
Philip Green	Balanced Capital Portfolio	None
Lawrence Kemp	Capital Appreciation Portfolio	None
Russ Koesterich, CFA, JD	Global Allocation Portfolio	None
Richard Mathieson	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None
Bob Miller	Balanced Capital Portfolio	None
Rick Rieder	Balanced Capital Portfolio Global Allocation Portfolio	None None*
David Rogal	Balanced Capital Portfolio	None
Raffaele Savi	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None

*	Information provided for Mr. Rieder for Global Allocation Portfolio is as of February 28, 2019.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Chamby, Clayton, Cooke, Koesterich, Mathieson, Miller, Rieder, Rogal and Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Cooke, Koesterich, Mathieson, Miller, Rieder, Rogal and Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-19057-0419SUP

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